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                              JANUS ADVISER SERIES

               Supplement dated October 3, 2003 to the currently
                              effective Prospectus

Effective November 28, 2003, a 1.00% contingent deferred sales charge (CDSC) will ONLY be charged with respect to Class C Shares redeemed within 12 months of purchase. From the date of this Supplement through November 27, 2003, a 1.00% CDSC will continue to be charged with respect to Class C Shares redeemed within 18 months of purchase.

108-31-046  10-03